FIFTH AMENDMENT TO

                   NPC INTERNATIONAL, INC.
                     PROFIT SHARING PLAN

Except as noted otherwise, this Fifth Amendment is enter into and is effective as of the twelfth day of July, 1994, by NPC
International,  Inc.  (the "Employer")  and  Boatmen's  Trust
Company (the "Trustee").

                    WITNESSETH, WHEREAS:

The Employer maintains a profit-sharing plan (the "Plan") intended to meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for the benefit of its employees; and

The  Employer  is  empowered to amend the  Plan  pursuant  to
Section 11.1 thereof; and

The Employer wishes to amend the Plan in the manner set forth below;

NOW,   THEREFORE,  the  Employer  has  determined  with   the
concurrence of the Trustee that the Plan shall be amended as follows:

               Effective as of July 12, 1994, the name of the Plan
            shall be changed from "National Pizza Company, Profit Sharing Plan" to "NPC International, Inc. Profit Sharing Plan."

               Effective as of July 12, 1994, Section 1.5 of the Plan
            shall be deleted in its entirety and the following inserted in lieu thereof:

                 ""Board of Directors" shall mean the Board of Directors of NPC International, Inc."

               Effective as of July 12, 1994, the first sentence of
            Section 1.13 of the Plan shall be deleted in its entirety and the following inserted in lieu thereof:

                 ""Employer" means NPC International, Inc., a Kansas corporation."

            Effective as of July 12, 1994, Section 1.21 of the
            Plan shall be deleted in its entirety and the following inserted in lieu thereof:

                 ""Plan"  means  the NPC International,  Inc.
                 Profit Sharing Plan, either in its present form or as amended from time to time."

               Effective as of January 1, 1995, Section 4.1(b) of the
            Plan is hereby amended to add the following subsection (iv):

                 "(iv)  For the Plan Year ended December  31,
                 1995,  the  contribution  shall  be  2%   of
                 eligible compensation for employees  of  the
                 Pizza   Hut   division,   0%   of   eligible
                 compensation  for  employees  of   Skipper's
                 Inc., and 2% of eligible compensation for employees Romacorp, Inc."


IN WITNESS WHEREOF, the Plan is amended as of the day and the date set forth above.


                                   EMPLOYER:
                                   NPC International, Inc.

ATTEST AS  TO  EMPLOYER
By_________________________

_________________________
___________________________
                                   Print Name

                                   TRUSTEE:
                                   Boatmen's Trust Company


By_________________________


___________________________
                                   Print Name


                     PROPOSED RESOLUTION
                  OF THE BOARD OF DIRECTORS
                 OF NPC INTERNATIONAL, INC.


      The  undersigned,  being all of The  Directors  of  NPC
International, Inc. ("the Company") do hereby adopt and approve the following resolutions:

      WHEREAS,  the Company originally adopted  the  National
Pizza  Company Profit Sharing Plan ("the Plan")  on  November
17, 1992; and

      WHEREAS, the Company has previously executed the  First
Amendment,  Second  Amendment,  Third  Amendment  and  Fourth
Amendment to the Plan; and

     WHEREAS, the Company desires to further amend the Plan.

      NOW, THEREFORE, IT IS RESOLVED, that the instrument entitled FIFTH AMENDMENT TO NATIONAL PIZZA COMPANY PROFIT SHARING PLAN as presented to this meeting of the Board, is hereby approved and adopted, generally effective as of July 12, 1994; and

      FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed to take all other actions necessary and proper to carry said instrument into full force and effect and to cause such instrument, when taken together with the Plan and Trust, as amended, to remain qualified under Section 401(a) and 501(a) of the Internal Revenue Code: and

     FURTHER RESOLVED, that a copy of said FIFTH AMENDMENT be attached hereto and be made a part hereof.

                  UNANIMOUS WRITTEN CONSENT
                  OF THE BOARD OF DIRECTORS
                     OF SKIPPER'S, INC.

       The  undersigned,  being  all  of  The  Directors   of
Skipper's, Inc. ("the Corporation") do hereby adopt and approve the following resolutions:

      WHEREAS,  NPC  International, Inc.  (formerly  know  as
National Pizza Company) (the "Company") originally adopted the National Pizza Company Profit Sharing Plan ("the Plan") on November 17, 1992; and

      WHEREAS,  the  Company previously  executed  the  First
Amendment,  Second  Amendment, Third  Amendment,  and  Fourth
Amendment to the Plan; and

      WHEREAS, the Corporation previously adopted the Plan as a Participating Employer; and

      WHEREAS, the Company has adopted certain amendments to the Plan; and

      WHEREAS, as a Participating Employer in the Plan, the Corporation desires to consent to such amendment.

      NOW, THEREFORE, IT IS RESOLVED, that the Corporation hereby consents to the adoption and approval of the instrument entitled FIFTH AMENDMENT TO NATIONAL PIZZA COMPANY PROFIT SHARING PLAN, generally effective July 12, 1994; and

     FURTHER RESOLVED, the proper officers of the company be, and they hereby are, authorized and directed to take all other actions necessary and proper to carry said instrument into full force and effect and to cause such instrument, when taken together with the Plan and Trust, as amended, to remain qualified under Section 401(a) and 501(a) of the Internal Revenue Code; and

     FURTHER RESOLVED, that a copy of said FIFTH AMENDMENT be attached hereto and be made a part hereof.
      This Consent, when signed by all Directors of the Corporation, may be certified by any proper officer of the Corporation as having been unanimously adopted by a vote of the Board of Directors of the Corporation on the ___________ day of _____________, 1995.




_____________________________
                                   O. Gene Bicknell


_____________________________
                                   James K. Schwartz


_____________________________
                                   Paul R. Baird

                                    Being all the members  of the Board
                                   of Directors of Skipper's, Inc.

                  UNANIMOUS WRITTEN CONSENT
                  OF THE BOARD OF DIRECTORS
                      OF ROMACORP, INC.

     The Undersigned, being all of The Directors of Romacorp,
Inc. ("the Corporation"), do hereby adopt and approve the following resolutions:

      WHEREAS,  NPC  International, Inc. (formerly  known  as
National Pizza Company) (the "Company") originally adopted the National Pizza Company Profit Sharing Plan ("the Plan") on November 17, 1992; and

      WHEREAS,  the  Company previously  executed  the  First
Amendment,  Second  Amendment, Third  Amendment,  and  Fourth
Amendment to the Plan; and

      WHEREAS, the Corporation previously adopted the Plan as a Participating Employer; and

      WHEREAS, the Company has adopted certain amendments to the Plan; and

      WHEREAS, as a Participating Employer in the Plan, the Corporation desires to consent to such amendment.

      NOW, THEREFORE, IT IS RESOLVED, that the Corporation hereby consents to the adoption and approval of the instrument entitled FIFTH AMENDMENT TO NATIONAL PIZZA COMPANY PROFIT SHARING PLAN, generally effective as of July 12, 1994; and

     FURTHER RESOLVED, the proper officers of the Company be, and they hereby are, authorized and directed to take all other actions necessary and proper to carry said instrument into full force and effect and to cause such instrument, when taken together with the Plan and Trust, as amended, to remain qualified under Section 401(a) and 501(a) of the Internal Revenue Code; and

     FURTHER RESOLVED, that a copy of said FIFTH AMENDMENT be attached hereto and be made a part hereof.

      This consent, when signed by all the Directors of the Corporation, may be certified by any proper officer of the Corporation as having been unanimoulsy adopted by a vote of the Board of Directors of the Corporation on the _______ day of ______________, 1995.



________________________
                                        James K. Schwartz


________________________
                                        Robert B. Page